UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

COLEMAN CABLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33337	36-4410887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1530 Shields Drive, Waukegan, IL		60085
(Address of principal executive offices)		(Zip Code)

(847) 672-2300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 16, 2011, Coleman Cable, Inc. (“Coleman”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of Technology Research Corporation (“TRC”) pursuant to an Agreement and Plan of Merger, dated as of March 28, 2011, by and among Coleman, Clearwater Acquisition I, Inc., a Florida corporation and wholly owned subsidiary of Coleman, and TRC. This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment thereto no later than 71 days after the date on which the Initial Form 8-K was required to be filed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Information of Business Acquired.

The audited financial statements of TRC as of March 31, 2011 and March 31, 2010, and for each of the years in the two-year period ended March 31, 2011, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Coleman and TRC as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1		Consent of Kirkland, Russ, Murphy & Tapp, P.A.

23.2		Consent of Mayer Hoffman McCann PC.

99.1	*	Press release issued by Coleman Cable, Inc. on May 16, 2011.

99.2		Audited financial statements of Technology Research Corporation as of March 31, 2011 and March 31, 2010, and for each of the years in the two-year period ended March 31, 2011.

99.3		Unaudited pro forma condensed consolidated financial statements of Coleman Cable, Inc. and Technology Research Corporation as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.

Date: August 1, 2011	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1		Consent of Kirkland, Russ, Murphy & Tapp, P.A.

23.2		Consent of Mayer Hoffman McCann PC.

99.1	*	Press release issued by Coleman Cable, Inc. on May 16, 2011.

99.2		Audited financial statements of Technology Research Corporation as of March 31, 2011 and March 31, 2010, and for each of the years in the two-year period ended March 31, 2011.

99.3		Unaudited pro forma condensed consolidated financial statements of Coleman Cable, Inc. and Technology Research Corporation as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010.

*	Previously filed